SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential,   for  Use  of  the   Commission   Only  (as   permitted   by
     Rule14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
(5) Total fee paid:
--------------------------------------------------------------------------------
[_] Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing:

(1) Amount previously paid:
--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement No:
--------------------------------------------------------------------------------
(3) Filing party:
--------------------------------------------------------------------------------
(4) Date Filed:
--------------------------------------------------------------------------------

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on February 19, 2002

To the Stockholders of Diversified Product Inspections, Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Diversified Product Inspections, Inc., a Florida corporation (the "Company"), will be held on February 19, 2002 at 2:00p.m., located at 3 Main Street, Oak Ridge, TN 37830 for the following purposes:

     1. To elect seven (7) members to the Board of Directors to serve for a term of one (1) year until the next annual meeting and until their successors are duly elected and qualified.

     2. To ratify the appointment of Coulter & Justus, P.C. as the Company's independent public accountants for the fiscal year ending February 28, 2002.

     The Board of Directors has fixed the close of business on February 5, 2002 as the record date for the determination of Stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. A list of such Stockholders will be available for inspection at the Company's offices at 3 Main Street, Oak Ridge, TN 37830 during ordinary business hours for the ten-day period prior to the Annual Meeting.

     All Stockholders are cordially invited to attend the Annual Meeting. However, to ensure your representation, you are requested to complete, sign, date and return the enclosed proxy as soon as possible in accordance with the instructions on the proxy card. A return addressed envelope is enclosed for your convenience. Stockholders also may vote via the Internet or by telephone. See "Voting Electronically or by Telephone.

                                 BY ORDER OF THE BOARD OF DIRECTORS


                                 /s/ Ann M.  Furlong
                                 -------------------------------
                                 Ann M. Furlong
                                 Corporate Secretary

Oak Ridge, Tennessee
February 5, 2002

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
                                  3 Main Street
                               Oak Ridge, TN 37830

                                                                February 5, 2002

Dear Stockholder,

     You are cordially invited to attend the 2002 Annual Meeting of Stockholders of Diversified Product Inspections, Inc. (the "Company") to be held at 2:00 p.m. on February 19, 2002 at 3 Main Street, Oak Ridge, TN 37830.

     At the Annual Meeting, seven (5) people will be elected to the Board of Directors. The Board of Directors recommends the election of the seven (5) nominees named in the Proxy Statement. In addition, the Company will ask the Stockholders to ratify the selection of Coulter & Justus, P.C. as the Company's independent public accountants.

     Whether you plan to attend the Annual Meeting or not, it is important that you promptly complete, sign, date and return the enclosed proxy card, or vote via the Internet or by telephone in accordance with the instructions set forth on the proxy card. This will ensure your proper representation at the Annual Meeting.

                                  Sincerely,

                                  /s/ John Van Zyll
                                  John Van Zyll,
                                  Chairman of the Board and Chief Executive
                                  Officer


         YOUR VOTE IS IMPORTANT. PLEASE REMEMBER PROMPTLY TO RETURN YOUR

                                 PROXY OR VOTE.

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.
                                  3 Main Street
                               Oak Ridge, TN 37830
                              Phone: (865) 482-8480

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Diversified Product Inspections, Inc. (the "Company" or "DPI"), a Florida corporation, of proxies, in the accompanying form, to be used at the Annual Meeting of Stockholders to be held at the offices of DPI located at 3 Main Street, Oak Ridge, TN 37830, on February 19, 2002 at 2:00 p.m., and any adjournments thereof (the "Meeting").

     Where the Stockholder specifies a choice on the proxy as to how his or her shares are to be voted on a particular matter, the shares will be voted accordingly. If no choice is specified, the shares will be voted FOR the election of the seven (7) nominees for Director named herein and FOR the ratification of the appointment of Coulter & Justus, P.C. as the Company's independent public accountants for the fiscal year ending February 28, 2002. You can revoke your proxy at any time before the voting at the Meeting by sending a properly signed written notice of your revocation to the Corporate Secretary of the Company, by submitting another proxy that is properly signed and bears a later date or by voting in person at the Meeting. Attendance at the Meeting will not itself revoke an earlier submitted proxy. You should direct any written notices of revocation and related correspondence to: Diversified Product Inspections, Inc., 3 Main Street, Oak Ridge, TN 37830, Attention: Corporate Secretary. Shares represented by valid proxies in the form enclosed, received in time for use at the Meeting and not revoked at or prior to the Meeting, will be voted at the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's common stock, par value $.001 per share ("Common Stock"), is necessary to constitute a quorum at the Meeting. With respect to the tabulation of proxies for purposes of constituting a quorum, abstentions and broker non-votes are treated as present. For purposes of the proposal to amend the Company's Articles of Incorporation, as amended, to increase the authorized number of shares of Common Stock (Item 2), abstentions and broker non-votes will have the effect of a negative vote, and for purposes of each of the other proposals, abstentions and broker non-votes will have no effect on the vote.

     The close of business on February 5, 2002 has been fixed as the record date for determining the Stockholders entitled to notice of and to vote at the Meeting. As of that date, the Company had 14,112,852 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock are entitled to one vote per share on all matters to be voted on by Stockholders. This Proxy Statement and the accompanying proxy are being mailed or will be available on or about February 5, 2002 to all Stockholders entitled to notice of and to vote at the Meeting.

     The cost of soliciting proxies, including expenses in connection with preparing and mailing this Proxy Statement, will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of Common Stock of the Company for their expenses in forwarding proxy material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, telex, and other electronic means, and personal solicitation by the Directors, officers or employees of the Company. No additional compensation will be paid to Directors, officers or employees for such solicitation.

     The Form 10KSB for the fiscal year ended February 28, 2001 and the Form 10QSB for the period ended November 30, 2001 is being mailed to the Stockholders with this Proxy Statement, but does not constitute a part hereof.

     Stockholders with shares registered directly in their name in the Company's stock records maintained by our transfer agent, Interwest Transfer Co., Inc., may vote their shares (1) by mailing their signed proxy card. Specific instructions to be followed by registered Stockholders are set forth on the enclosed proxy card.

                                 SHARE OWNERSHIP

     The following table sets forth certain information as of February 5, 2002, concerning the ownership of Common Stock by (i) each current member of the Board of Directors of the Company, (ii) each nominee of the Board of Directors of the Company, (iii) each executive officer of the Company named in the Summary Compensation Table appearing under "Executive Compensation," below and (iv) all current Directors, the nominee and executive officers of the Company as a group. No Stockholder of the Company is known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock.

                                               Shares Beneficially      Number
Name and Address                               Owned (1)                Percent
---------------------------------              -------------------   -----------
Current and Nominee Directors:
John Van Zyll                         Common           5,436,811             39%
Marvin Stacy                          Common           2,436,110             17%
Ann M. Furlong                        Common           2,436,811             17%
Stephen H. Durland                    Common                 -0-              0%
Warren Wankelman                      Common                 -0-              0%
Matt Walters                          Common               5,000             >1%
All Executive Officers and Directors                  10,314,732             73%
as a Group (seven (7) persons)

                                   MANAGEMENT

Directors

     The Company's Bylaws provide for a Board of Directors, the number of which may be set from time to time by resolution. The Board of Directors currently consists of seven (7), all of which are standing for re-election. For information on the Directors being nominated for election, see "Election of Directors (Item 1)."

     The names of the Company's Directors and certain information about them are set forth below:

Name                   Age    Positions with the Company
------                 ---    --------------------------
John Van Zyll          61     Chairman of the Board, Chief Executive Officer
3 Main Street
Oak Ridge, TN 37830

Marvin Stacy           68     Chief Operating Officer and Director
3 Main Street
Oak Ridge, TN 37830

Ann M. Furlong         49     Secretary and Director
3 Main Street
Oak Ridge, TN 37830

Stephen H. Durland     47     Chief Financial Officer and Director
232A Royal Palm Way
Palm Beach, FL 33480

Warren Wankelman       58     Director
3 Main Street
Oak Ridge, TN 37830

Matt Walters           30     Director
3 Main Street
Oak Ridge, TN 37830

David Dowell           41     Director
3 Main Street
Oak Ridge, TN 37830

     John Van Zyll currently serves as the Chairman of the Board and Chief Executive Officer. Mr. Van Zyll has served in this capacity since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary since its formation in 1991. Mr. Van Zyll has over 10 years of construction and investigation experience. He is a member of the Southern Building Code Congress International and the National Fire Protection Association and is a licensed Private Investigator. He holds certificates from the National Association of Investigative Specialists with specialties in Insurance Claim Investigation and Advanced Fire Investigation Techniques. Mr. Van Zyll is considered an expert in the field of investigation and subrogation by the insurance industry and has conducted over 100 training seminars and trained over 1900 insurance adjusters.

     Marvin Stacy currently serves as a Director and the Company's Chief Operating Officer. Mr. Stacy has served in these capacities since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary since 1991. Mr. Stacy has over 40 years of experience in all aspects of electrical and mechanical engineering and design. Mr. Stacy is also gifted as an investigator and is responsible for the operation of the laboratory. He has designed custom testing equipment and designs solutions for manufacturers to correct design flaws and shortcomings.

     Ann M. Furlong currently serves as a Director and the Company's Secretary. Ms. Furlong has served in these capacities since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary since 1991. Ms. Furlong has over 29 years of experience as a professional manager and the owner and founder of several successful businesses. Ms. Furlong has provided the administrative and organizational expertise that has greatly contributed to DPI's success since its founding in 1991, including the compilation of the Company's proprietary database.

     Stephen H. Durland currently serves as an Acting Director and as the Company's Acting Chief Financial Officer. Mr. Durland has served in each of these capacities since March 2001. He is a CPA in 14 states. Mr. Durland received his Bachelor of Administrative Science from Guilford College in Greensboro, NC in 1982. He is a member of FICPA and has been serving as a member of the FICPA Accounting Principles and Auditing Standards Committee for the last seven years. He is a member of the Board of Directors and Audit/Finance Committee of The Children's Place at Home Safe, Inc., a non-profit organization. Mr. Durland is the CFO and a member of the Board of Directors of JAB International, Inc., (NQB Pink Sheets), and American Hydroculture, Inc. currently a private company. He is also the CFO of Ong Corp., currently a private company. His professional experience over the last 21 years includes 13 years of audit experience, 7 years of corporate accounting and institutional investment management experience, and a total of 17 years in the securities field. For 3 years he and one other individual managed a $ 900 million institutional investment portfolio. Mr. Durland is a Certified Cash Manager (National). He has been a Florida licensed mortgage broker, a Registered Investment Advisor and held NASD securities sales licenses.

     Warren Wankelman currently serves as a Director and as the Director of Marketing for the Company. Mr. Wankelman has served in these capacities since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary since 2001. Mr. Wankelman has over 25 years of experience in Sales/Marketing and Operations Management. A graduate of Northwestern University, Mr. Wankelman has consistently demonstrated effective marketing and management ability in a career of leadership positions, including Executive Vice President of Punta Gorda Isles, Inc., President and owner of Wankelman- Swen & Associates, Inc. and Director of Marketing for Saddlebrook, Inc. of Knoxville, TN.

     Matt Walters currently serves as a Director and Chief Information Officer of the Company. Mr. Walters has served in this capacity since May 2001. Mr.
Walters has over 10 years experience in IT (Information Technology) and Facilities Management. He is a graduate of Tusculum College with a BS in Organizational Management. As a Microsoft Certified Professional, his client list includes TVA, SAIC, Lockheed-Martin, Pfizer Pharmaceuticals, Philips Magnavox, and BellSouth.Net. Mr. Walters has implemented various IT quality controls and security measures for the company and is responsible for implementation of the HomeCheckSafety.com project as well as the company's Customer Relationship Management initiative.

     David Dowell, Esquire serves as a Director of the Company. Mr. Dowell was awarded a B.S. degree in Business from Indiana University in 1985 and a degree in Juris Prudence from Indiana University School of Law in 1988. Upon graduation, Mr. Dowell was admitted to the Indiana Bar and was retained by Coopers and Lybrand as a tax associate. He moved to Florida in 1990 and became law clerk for the Fifth Circuit Court in Lake County. In 1992, Mr. Dowell opened a private practice and specializes in Corporate Law and Bankruptcy.

Committees of the Board and Meetings

     During the fiscal year ended February 28, 2001, there were 38 meetings of the Board of Directors. No Director attended fewer than 60% of the total number of meetings of the Board of Directors during the fiscal year. In addition, the members of the Board of Directors and its Committee acted at various times by unanimous written consent pursuant to Florida law.

Compensation of Directors

     The Company's policy is not to pay cash compensation to members of the Board for serving as a Director or for their attendance at Board meetings or Committee meetings.

Executive Officers

     All of the Company's Executive Officers are Directors of the Company. The executive officers serve at the pleasure of the Board of Directors and the Chief Executive Officer.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The following Summary Compensation Table sets forth summary information as to compensation received by the Company's Executive Officers as executive officers of the Company through February 28, 2001 (collectively, the "named executive officers") for services rendered to the Company in all capacities during the three fiscal years ended February 28, 2001.

                                    Annual       Annual       Annual
                                    Comp         Comp         Comp     LT Comp       LT Comp  LTIP       All
Name and Post             Year      Salary       Bonus ($)    Other    Rest Stock    Options  Payouts    Other
John Van Zyll, Chief      1999      24,489.92
Executive Officer         2000      34,505.00
                          2001      40,646.84                                                            1,200.74

Marvin Stacy, Chief       1999      10,909.97
Operating Officer         2000      29,079.00
                          2001      41,136.55                                                            1,200.74

Ann M. Furlong,           1999      23,664.63
Secretary                 2000      27,906.00
                          2001      40,502.00                                                            1,200.74

Stephen H. Durland,       1999              0
Chief Financial           2000              0
Officer                   2001              0                                                            1,364.73

Dean Madden,              1999              0
Former Chief              2000              0
Financial Officer         2001              0                                                              744.40

Warren Wankelman,         1999              0
Director                  2000              0
                          2001      35,040.28

Matt Walters,             1999              0
Director                  2000      36,115.22
                          2001      41,547.96

David Dowell,             1999              0
Director                  2000              0
                          2001              0                                                               49.63

     1. All other compensation includes certain health and life insurance benefits paid by the Company on behalf of its employee.

     Employment Contracts- None.

     The Common Stock of the Company is quoted on the OTC Bulletin Board under the symbol "DPRI". The high and low bid information for each calendar quarter for the period ending December 31, 2001, (the only trading data available) are as follows:

    Quarter             High Bid         Low Bid           Average Bid
--------------------    -----------      -----------       ----------------
First Quarter 2001      1.50             1.37              1.40
Second Quarter 2001     1.75             0.75              1.10
Third Quarter 2001      1.50             0.25              0.90
Fourth Quarter 2001     1.23             0.40              0.79

     The quotations may reflect inter-dealer prices, without retail mark-up, mark-down or commissions and may not reflect actual transactions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors and officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Directors, officers and greater than ten percent holders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports they file.

     To the Company's knowledge, except as noted below, based solely on review of the copies of the above-mentioned reports furnished to the Company and written representations regarding all reportable transactions, during the fiscal year ended February 28, 2001, all Section 16(a) filing requirements applicable to its Directors and officers and greater than ten percent beneficial owners were complied with on time. The Company became a reporting company subject to
Section 16(a) on March 6, 2001.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     There are no transactions between the Company and any of its officers, directors, principal shareholders, employees or consultants which have not been reported in the Company's filings with the Securities and Exchange Commission.

                              ELECTION OF DIRECTORS
                                    (Item 1)

     The Company's Bylaws provide for a Board of Directors, the number of which may be set from time to time by resolution. The Board of Directors currently consists of seven (7), all of which are standing for re-election.

     Background information appears below for each of the nominees for election as Directors. Although the Company does not anticipate that any of the persons named below will be unwilling or unable to stand for election, in the event of such an occurrence, proxies may be voted for a substitute designated by the Board of Directors.

Name           Age  Business Experience
------------   ---  -------------------------------------
John Van Zyll  61   currently  serves  as the  Chairman  of the  Board and Chief
                    Executive Officer.  Mr. Van Zyll has served in this capacity since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary  since its  formation  in 1991.  Mr. Van Zyll has over 10 years of construction and investigation  experience.
                    He is a  member  of  the  Southern  Building  Code  Congress
                    International  and the National Fire Protection  Association
                    and  is  a   licensed   Private   Investigator.   He   holds
                    certificates from the National  Association of Investigative
                    Specialists    with    specialties   in   Insurance    Claim
                    Investigation  and Advanced Fire  Investigation  Techniques.
                    Mr.  Van  Zyll is  considered  an  expert  in the  field  of investigation and subrogation by the insurance  industry and has  conducted  over 100 training  seminars and trained over
                    1900 insurance adjusters.

Marvin Stacy   68   currently  serves  as a  Director  and the  Company's  Chief
                    Operating Officer.  Mr. Stacy has served in these capacities since March 2001 and previously served in similar capacities with Diversified Product Investigations, Inc., the Company's subsidiary  since  1991.  Mr.  Stacy  has  over 40  years of experience  in all  aspects  of  electrical  and  mechanical engineering  and  design.  Mr.  Stacy is also  gifted  as an investigator  and is  responsible  for the  operation of the laboratory.  He has designed  custom  testing  equipment and designs  solutions for manufacturers to correct design flaws and shortcomings.

Ann M. Furlong 49   currently serves as a Director and the Company's  Secretary.
                    Ms. Furlong has served in these  capacities since March 2001 and previously served in similar capacities with Diversified
                    Product Investigations, Inc., the Company's subsidiary since
                    1991.  Ms.  Furlong  has over 29 years  of  experience  as a professional  manager  and the owner and  founder of several
                    successful   businesses.   Ms.   Furlong  has  provided  the
                    administrative and organizational expertise that has greatly contributed  to DPI's  success  since its  founding in 1991, including  the  compilation  of  the  Company's  proprietary database.

Stephen H.     47   currently  serves as an Acting Director and as the Company's
Durland             Acting Chief  Financial  Officer.  Mr. Durland has served in each of these capacities since March 2001. He is a CPA in 14 states. Mr. Durland

                    received  his  Bachelor  of   Administrative   Science  from
                    Guilford  College in Greensboro,  NC in 1982. He is a member of FICPA  and has been  serving  as a  member  of the  FICPA
                    Accounting  Principles and Auditing Standards  Committee for
                    the  last  seven  years.  He is a  member  of the  Board  of
                    Directors  and  Audit/Finance  Committee  of The  Children's
                    Place at Home Safe,  Inc.,  a non-profit  organization.  Mr.
                    Durland is the CFO and a member of the Board of Directors of
                    JAB  International,  Inc.,  (NQB Pink Sheets),  and American
                    Hydroculture,  Inc. currently a private company.  He is also the CFO of Ong  Corp.,  currently  a  private  company.  His professional  experience  over the last 21 years includes 13 years of audit experience,  7 years of corporate  accounting and institutional  investment management  experience,  and a total of 17 years in the  securities  field.  For 3 years he
                    and  one  other   individual   managed   a  $  900   million
                    institutional   investment  portfolio.   Mr.  Durland  is  a
                    Certified  Cash  Manager  (National).  He has been a Florida licensed  mortgage broker, a Registered  Investment  Advisor and held NASD securities sales licenses.

Warren         58   currently  serves  as a  Director  and  as the  Director  of
Wankelman           Marketing for the Company. Mr. Wankelman has served in these capacities since March 2001. Mr. Wankelman has over 25 years of experience in Sales/Marketing and Operations  Management.
                    A graduate of  Northwestern  University,  Mr.  Wankelman has consistently demonstrated effective marketing and management ability  in a  career  of  leadership  positions,  including
                    Executive  Vice  President  of  Punta  Gorda  Isles,   Inc.,
                    President and owner of Wankelman-Swen & Associates, Inc. and
                    Director of Marketing  for  Saddlebrook,  Inc. of Knoxville,
                    TN.

Matt Walters   30   currently serves as a Director and Chief Information Officer of the  Company.  Mr.  Walters  has served in this  capacity since May 2001. Mr. Walters has over 10 years  experience in
                    IT (Information Technology) and Facilities Management. He is
                    a graduate of Tusculum  College with a BS in  Organizational
                    Management.  As  a  Microsoft  Certified  Professional,  his
                    client list  includes  TVA,  SAIC,  Lockheed-Martin,  Pfizer
                    Pharmaceuticals,  Philips Magnavox,  and BellSouth.Net.  Mr.
                    Walters  has  implemented  various IT quality  controls  and security  measures  for the company and is  responsible  for implementation of the HomeCheckSafety.com project as well as the company's Customer Relationship Management initiative.

David Dowell   41   currently  serves as a Director of the Company.  Mr.  Dowell
                    was  awarded  a  B.S.   degree  in  Business   from  Indiana
                    University  in 1985 and a  degree  in  Juris  Prudence  from
                    Indiana  University  School of Law in 1988. Upon graduation,
                    Mr.  Dowell was admitted to the Indiana Bar and was retained by  Coopers  and  Lybrand  as a tax  associate.  He moved to
                    Florida in 1990 and  became law clerk for the Fifth  Circuit
                    Court in Lake County.  In 1992,  Mr. Dowell opened a private practice and specializes in Corporate Law and Bankruptcy.

     A majority of the votes cast at the Meeting is required to elect each nominee as a Director. Unless authority to vote for any of the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election as Directors of such nominees.

     THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE 2000 PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH PLAN UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                         INDEPENDENT PUBLIC ACCOUNTANTS
                                    (Item 2)

     The Board of Directors has appointed Coulter & Justus, P.C., independent public accountants, to audit the financial statements of the Company for the fiscal year ending February 28, 2002. The Board proposes that the Stockholders ratify this appointment. Coulter & Justus, P.C. has audited the Company's financial statements since 2001. The Company expects that representatives of Coulter & Justus, P.C. will be present at the Meeting, with the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

     In the event that ratification of the appointment of Coulter & Justus, P.C. as the independent public accountants for the Company is not obtained at the Meeting, the Board of Directors will reconsider its appointment.

     The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the appointment of the independent public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE THE RATIFICATION OF THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

                                  OTHER MATTERS

     The Board of Directors knows of no other business which will be presented to the Meeting. If any other business is properly brought before the Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

                              STOCKHOLDER PROPOSALS

     To be considered for inclusion in the Company's proxy statement relating to the 2003 Annual Meeting of Stockholders, Stockholder proposals must be received no later than October 1, 2002. To be considered for presentation at the Annual Meeting, although not included in the proxy statement, proposals must be received no later than November 1, 2002, nor earlier than October 1, 2002. All Stockholder proposals should be marked for the attention of Corporate Secretary, Diversified Product Inspections, Inc., 3 Main Street, Oak Ridge, TN 37830.

     WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO FILL OUT, SIGN, DATE AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST

CONVENIENCE.
                                          By order of the Board of Directors:

                                          /s/Ann M. Furlong
                                          Ann M. Furlong
                                          Corporate Secretary
Oak Ridge, Tennessee
February 5, 2002

                      DIVERSIFIED PRODUCT INSPECTIONS, INC.

    THIS PROXY IS BEING SOLICITED BY DIVERSIFIED PRODUCT INSPECTIONS, INC.'S
                               BOARD OF DIRECTORS

     The undersigned, revoking previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated February 5, 2002 in connection with the Annual Meeting to be held at 3 Main Street, Oak Ridge, TN 37830 on February 19, 2002 at 2:00 p.m. and hereby appoints John Van Zyll (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the Common Stock of Diversified Product Inspections, Inc. registered in the name provided herein which the undersigned is entitled to vote at the 2002 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in said Proxy.

     This Proxy when executed will be voted in the manner directed herein. If no direction is made this Proxy will be voted FOR each of the proposals set forth on the reverse side.

     In their discretion the proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof.

     SEE REVERSE SIDE FOR ALL OF THE PROPOSALS. If you wish to vote in accordance with the Board of Directors' recommendations, just sign on the reverse side. You need not mark any boxes.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

                               [SEE REVERSE SIDE]

[X] Please mark votes as in this example.

     The Board of Directors recommends a vote FOR Proposals 1&2.

     1. Election of seven (7) Directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate).

Nominees: John Van Zyll, Marvin Stacy, Ann M. Furlong, Stephen H. Durland, Warren Wankelman, Matt Walters and David Dowell.

FOR      [_]                        [_]     WITHHELD
ALL                                         FROM ALL
NOMINEES                                    NOMINEES


[-]      ----------------------------------------
         For all nominees except as noted above.

                            FOR      AGAINST        ABSTAIN
                            [_]       [_]             [_]

     2. Proposal to ratify the appointment of Coulter & Justus, P.C. as the Company's independent public accountants for the fiscal year ending February 28, 2002.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

                MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [_]

     Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


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